SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 28, 2008

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Loan and Security Agreement

On July 28, 2008, Kinergy Marketing LLC (“Kinergy”), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), entered into a Loan and Security Agreement dated July 28, 2008 with the parties thereto from time to time as Lenders (“Lenders”), Wachovia Capital Finance Corporation (Western) (“Agent”) and Wachovia Bank, National Association (the “Loan Agreement”).

The Loan Agreement provides for a credit facility in an aggregate amount of up to $40,000,000 based on Kinergy’s eligible accounts receivable and inventory levels, subject to any reserves established by Agent.  Kinergy may also obtain letters of credit under the credit facility, subject to a letter of credit sublimit of $10,000,000.  The credit facility is subject to certain other sublimits, including as to inventory loan limits.  Kinergy may request an increase in the amount of the facility in increments of not less than $2,500,000, up to a maximum aggregate credit limit of $45,000,000, but Lenders have no obligation to agree to any such request.

Kinergy may borrow under the credit facility based upon (i) a rate equal to (a) the London Interbank Offered Rate (LIBOR), divided by 0.90 (subject change based upon the reserve percentage in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System), plus (b) 2.00% to 2.50% depending on the amount of Kinergy’s EBITDA for a specified period, or (ii) a rate equal to (a) the greater of the prime rate published by Wachovia Bank from time to time, or the federal funds rate then in effect plus 0.50%, plus (b) 0.00% to 0.25% depending on the amount of Kinergy’s EBITDA for a specified period.  In addition, Kinergy is required to pay an unused line fee at a rate equal to 0.375% as well as other customary fees and expenses associated with the credit facility and issuances of letters of credit.

Kinergy’s obligations under the Loan Agreement are secured by a first-priority security interest in all of its assets in favor of Agent and Lenders.

The Loan Agreement contains numerous customary representations, warranties, affirmative and negative covenants and other customary terms and conditions, including periodic collateral and financial reporting obligations, events of default and remedies in favor of Agent and Lenders.  The Loan Agreement also contains restrictions on distributions of funds from Kinergy to the Company.  In addition, the Loan Agreement contains a single financial covenant requiring that Kinergy generate EBITDA in specified amounts during 2008 and 2009. For subsequent periods, the minimum EBITDA covenant amounts are to be determined based upon financial projections to be delivered by Kinergy and shall be mutually agreed upon by Kinergy and Agent.

The credit facility matures on July 28, 2011, unless sooner terminated.  Kinergy is permitted to terminate the credit facility early upon ten days prior written notice.  Agent and Lenders may terminate the credit facility early at any time on or after an event of default has occurred and is continuing.  In the event the credit facility is for any reason terminated prior to the maturity date, Kinergy is required to pay an early termination fee equal to 1.00% of the maximum credit if the credit facility is terminated prior to July 29, 2009, 0.50% of the maximum credit if the credit facility is terminated on or after July 29, 2009 but prior to July 29, 2010, and no termination fee is payable if the credit facility is terminated on or after July 29, 2010.

Kinergy paid customary closing fees, including a closing fee of 0.50% of the maximum credit, or $200,000, to Lenders, and $150,000 in legal fees to legal counsel to Agent and Lenders.

Kinergy initially used the proceeds from the closing of the credit facility to repay all amounts outstanding under its credit facility with Comerica Bank, to pay the aforementioned closing fees and to repay certain intercompany amounts owed by Kinergy to the Company.

The description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Guarantee

On July 28, 2008, the Company entered into a Guarantee dated July 28, 2008 in favor of Agent for and on behalf of Lenders.  The Guarantee provides for the unconditional guarantee by the Company of, and the Company agreed to be liable for, the payment and performance when due of Kinergy’s obligations under the Loan Agreement.  The Guarantee contains numerous customary representations and warranties and other customary terms and conditions.

The description of the Guarantee does not purport to be complete and is qualified in its entirety by reference to the Guarantee, which is filed as Exhibit 10.2 to this report and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

Upon entry into the Loan Agreement and the repayment of amounts owed to Comerica Bank, as described in Item 1.01 above, that certain Loan and Security Agreement dated August 17, 2007 by and between Kinergy and Comerica Bank, as amended, and a related Forbearance Agreement and Release dated May 12, 2008, were terminated.  Descriptions of Kinergy’s Loan and Security Agreement, as amended, and Forbearance Agreement and Release with Comerica Bank are set forth in the Company’s Current Report on Form 8-K for May 13, 2008 filed with the Securities and Exchange Commission on May 19, 2008 and are incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)           On July 28, 2008, Kinergy obtained a credit facility by entering into the Loan Agreement and the Company guaranteed Kinergy’s obligations under the credit facility, all as described above under Item 1.01.  The disclosures contained above under Item 1.01 are incorporated herein by reference.

(b)           Not applicable.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.  Not applicable.

(b)           Pro forma financial information.  Not applicable.

(c)           Shell company transactions.  Not applicable.

(d)           Exhibits.

Number	Description

10.1
Loan and Security Agreement dated July 28, 2008 by and among Kinergy Marketing LLC, the parties thereto from time to time as Lenders, Wachovia Capital Finance Corporation (Western) and Wachovia Bank, National Association

10.2	Guarantee dated July 28, 2008 by and between Pacific Ethanol, Inc. in favor of Wachovia Capital Finance Corporation (Western) for and on behalf of Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2008	PACIFIC ETHANOL, INC.
/s/ Christopher W. Wright
Christopher W. Wright
Vice President, General Counsel & Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1
Loan and Security Agreement dated July 28, 2008 by and among Kinergy Marketing LLC, the parties thereto from time to time as Lenders, Wachovia Capital Finance Corporation (Western) and Wachovia Bank, National Association

10.2	Guarantee dated July 28, 2008 by and between Pacific Ethanol, Inc. in favor of Wachovia Capital Finance Corporation (Western) for and on behalf of Lenders